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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Ergo Science Corporation of our report dated March
2, 2001 relating to the financial statements, which appears in Ergo Science Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, MA
November 13, 2001